UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 25, 2003

(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

A Delaware Corporation (State or other Jurisdiction of Incorporation)	Commission File Number 000-31257	IRS Employer Identification No. 84-1421844

380 Interlocken Crescent, Broomfield, Colorado 80021

(Address of principal executive offices, including Zip Code)

Telephone Number (720) 558-9200

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure

Alain Andreoli, the Company’s Executive Vice President of Worldwide Sales and Service, announced today that he will resign effective December 1, 2003 to pursue another business opportunity. John Kelley, the Company’s Chief Executive Officer and President, will be overseeing sales and service for the Company on an interim basis.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDATA CORPORATION

By:	/s/ THOMAS O. MCGIMPSEY
Thomas O. McGimpsey Vice President, General Counsel and Corporate Secretary

Dated: November 25, 2003

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